UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ----------------
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    July 25, 2006
                                                    ---------------------------


                        TUMBLEWEED COMMUNICATIONS CORP.
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             (Exact name of registrant as specified in its charter)


        Delaware                        000-26223                94-3336053
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 (State or other jurisdiction         (Commission             (IRS Employer
       of incorporation)              File Number)          Identification No.)


     700 Saginaw Drive, Redwood City, California                  94063
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      (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code        (650) 216-2000
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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2.02     Results of Operations and Financial Condition

         On July 25, 2006, Tumbleweed Communications Corp. announced its financial results for the quarter and six months ended June 30, 2006 as well as forward-looking statements relating to the third quarter of 2006.

         A copy of the press release is furnished as exhibit 99.1 hereto.

9.01     Financial Statements and Exhibits.

(c) Exhibits.

         99.1 Press Release, dated July 25, 2006, entitled "Tumbleweed Reports Record Revenue for Second Quarter of 2006."

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            TUMBLEWEED COMMUNICATIONS CORP.


                                            By: /s/ James J. MacDonald
                                                ----------------------
                                            Name:  James J. MacDonald
                                            Title: Assistant Secretary


Date:  July 25, 2006

                                 EXHIBIT INDEX

      EXHIBIT NO.                DESCRIPTION
      -----------                -----------

        99.1 Press Release, dated July 25, 2006, entitled "Tumbleweed Reports Record Revenue for Second Quarter of 2006."